UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21034

SANFORD C. BERNSTEIN FUND II, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2020

Date of reporting period: March 31, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND II, INC.

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

SEMI-ANNUAL REPORT

MARCH 31, 2020

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at 800.221.5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at 800.221.5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Before investing in the Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, then “Mutual Fund and Money Market Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.Bernstein.com and click on “Investments”, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund II, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—May 15, 2020

On the following pages, you will find the 2020 semi-annual report for Sanford C. Bernstein Fund II, Inc.—Intermediate Duration Institutional Portfolio1 (the “Portfolio”). The semi-annual report covers the six- and 12-month periods ended March 31, 2020, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolio and a listing of the Portfolio’s holdings as of the period end.

Global equities fell 14% during the six-month period ended March 31, 2020, as the novel coronavirus quickly evolved into a worldwide pandemic. Earlier in the period, overhang from the US-China trade dispute caused volatility, but the phase-one trade deal in conjunction with strong corporate earnings and the belief that the fallout from the coronavirus would be short-lived sparked a rally that sent global equity markets to all-time highs in mid-February.

What happened in 2019 quickly became old news once the severity of COVID-19 and the economic consequences of related shutdowns took the market’s attention, with equity markets declining 30% at record speed. In addition, investor panic led to an extraordinary flight to quality in fixed income, as credit spreads on risk assets quickly widened to levels not seen since the global financial crisis and liquidity was sharply curtailed. The market rout was met by monetary and fiscal policy action that was swift, broad, and large in scope. The US Federal Reserve lowered interest rates 150 basis points to zero while most other major central banks followed suit, and a $2.2 trillion stimulus package was announced in the US. Both fiscal and monetary actions were unprecedented in their scope and the speed of the government response was remarkable.

In March, market pricing was directly linked to the COVID-19 economic response, and we expect that the period ahead will be no different. We expect the next six months to experience continued labor market weakness resulting in poor consumer spending trends and a fall in GDP before growth picks up in the back half. That forecast, though, is predicated on the reopening of the global economy and returning to a more business-as-usual environment. This depends on the ability to detect and treat COVID-19, and visibility on a vaccine. Without these elements, a fully functioning economy is unlikely. The “new normal” could look very different for quite some time.

If you have any questions about your investments in the Portfolio, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolio.

Sincerely,

Robert M. Keith

President and Chief Executive Officer

Sanford C. Bernstein Fund II, Inc.

[1]	This performance discussion is intended as a general market commentary.

Investment Objectives and Policies

The Portfolio seeks to provide safety of principal and a moderate to high rate of current income. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”), to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar denominated foreign securities, and may invest without limit in fixed-income, US dollar denominated foreign securities, in each case in developed- or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment-grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies.

(Portfolio Manager Commentary continued on next page)

2020 Semi-Annual Report	1

Portfolio Manager Commentary (continued)

In managing the Portfolio, the Adviser may use interest-rate forecasting to estimate an appropriate level of interest-rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of three to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

2	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgaged-backed securities. The Lipper Core Bond Funds Average is the equal-weighted average returns of the portfolios in the relevant Lipper Inc. category; the average portfolios in a category may differ in composition from the Portfolio. The Lipper Core Bond Funds Average contains portfolios that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolio’s existing investments tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a portfolio that invests largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

(Disclosures & Risks continued on next page)

2020 Semi-Annual Report	3

Disclosures and Risks (continued)

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the

(Disclosures & Risks continued on next page)

4	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (continued)

results intended by the Adviser and could have an adverse on effect the value or performance of the Portfolio.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest-rate environment, where the value and liquidity of fixed-income securities generally go down.

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Further governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

The United Kingdom (the “UK”) voted to withdraw from the European Union (the “EU”) in 2016. A draft withdrawal agreement containing transitional arrangements and a Political Declaration setting out the agreed negotiating parameters for a future trading relationship were published in October 2019. The outcome of negotiations in respect of the future trading relationship remains uncertain. The UK left the EU on January 31, 2020 subject to a transition period ending December 31, 2020. The European Union (Withdrawal Agreement) Act 2020, which sets out the arrangements for the UK’s withdrawal from the EU, became law in the UK on January 23, 2020. The uncertainty surrounding the effect of the UK ceasing to be a member of the EU, including the uncertainty in relation to the legal and regulatory framework that will apply to the UK and its relationship with the remaining members of the EU (including, in relation to trade) after the end of the transitional period has caused and is likely to continue to cause increased economic volatility and market uncertainty globally.

The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Portfolio’s investments and net asset value and can lead to

(Disclosures & Risks continued on next page)

2020 Semi-Annual Report	5

Disclosures and Risks (continued)

increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolio’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

These risks are discussed in further detail in the Portfolio’s prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.Bernstein.com or by calling 212.756.4097. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, then “Mutual Fund and Money Market Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

6	Sanford C. Bernstein Fund II, Inc.

Historical Performance (Unaudited)

Intermediate Duration Institutional Portfolio vs. Its Benchmark and Lipper Average

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2020	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Intermediate Duration Institutional Portfolio[1]	0.11%	5.24%	2.96%	3.94%	4.63%	5/17/2002
Bloomberg Barclays US Aggregate Bond Index	3.33%	8.93%	3.36%	3.88%	4.60%
Lipper Core Bond Funds Average	0.58%	5.74%	2.60%	3.56%

[1]	There are no sales charges associated with an investment in the Portfolio. Total returns and average annual returns are therefore the same.

The current prospectus table shows the total annual operating expense ratio for the Portfolio as 0.52%, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the annual operating expense ratio to 0.45%. These waivers/reimbursements may not be terminated before January 28, 2021 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

Intermediate Duration Institutional Portfolio

Growth of a $25,000 Investment in the Portfolio

The chart illustrates the total value of an assumed $25,000 minimum investment as compared to the performance of the Portfolio’s benchmark and Lipper Average for the 10-year period ended March 31, 2020.

Portfolio Summary—March 31, 2020 (Unaudited)

Intermediate Duration Institutional Portfolio

Security Type Breakdown[1]

1	All data are as of March 31, 2020. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents less than 0.1% in Common Stocks, Emerging Markets—Sovereigns and Governments—Sovereign Bonds.

See Disclosures, Risks and Note about Historical Performance on pages 3-6.

2020 Semi-Annual Report	7

Expense Example—March 31, 2020 (Unaudited)

As a shareholder of the Fund, you incur various types of costs including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2019	ENDING ACCOUNT VALUE MARCH 31, 2020	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
SCB Intermediate Duration Institutional Portfolio
Actual	$1,000	$1,001.10	$2.25	0.45%
Hypothetical**	$1,000	$1,022.75	$2.28	0.45%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

8	Sanford C. Bernstein Fund II, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Institutional Portfolio

March 31, 2020 (Unaudited)

	Principal Amount (000)		U.S. $ Value

CORPORATES—INVESTMENT GRADE–26.6%

Industrial–15.3%
Basic–1.3%
Alpek SAB de CV 4.25%, 09/18/2029(a)	U.S.$	251	$197,506
Braskem Netherlands Finance BV 4.50%, 01/31/2030(a)		2,250	1,745,156
Celulosa Arauco y Constitucion SA 4.20%, 01/29/2030(a)		651	556,401
Dow Chemical Co. (The) 4.375%, 11/15/2042		87	86,635
DuPont de Nemours, Inc. 4.205%, 11/15/2023		1,085	1,142,603
4.493%, 11/15/2025		1,085	1,150,610
Eastman Chemical Co. 3.80%, 03/15/2025		496	501,997
Glencore Funding LLC 4.125%, 05/30/2023(a)		502	476,267
GUSAP III LP 4.25%, 01/21/2030(a)		1,190	1,059,100
Inversiones CMPC SA 3.85%, 01/13/2030(a)		200	178,000
4.375%, 04/04/2027(a)		1,103	1,035,441
Inversiones CMPC SA/Cayman Islands Branch 4.375%, 05/15/2023(a)		322	309,120
LYB International Finance BV 4.00%, 07/15/2023		330	331,581
LyondellBasell Industries NV 5.75%, 04/15/2024		996	1,086,646
Orbia Advance Corp. SAB de CV 4.00%, 10/04/2027(a)		750	652,500
4.875%, 09/19/2022(a)		365	348,575

			10,858,138

Capital Goods–0.4%
Embraer Netherlands Finance BV 5.40%, 02/01/2027		1,025	896,875
General Electric Co. 0.875%, 05/17/2025	EUR	1,304	1,305,106
United Technologies Corp. 3.95%, 08/16/2025	U.S.$	1,318	1,435,974

			3,637,955

Communications—Media–1.4%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.20%, 03/15/2028		216	219,579
4.908%, 07/23/2025		3,962	4,204,316
Comcast Corp. 3.125%, 07/15/2022	U.S.$	17	$17,417
4.15%, 10/15/2028		1,200	1,346,976
Cox Communications, Inc. 2.95%, 06/30/2023(a)		463	462,231
Fox Corp. 3.05%, 04/07/2025		98	97,847
Time Warner Cable LLC 4.00%, 09/01/2021		30	30,049
4.125%, 02/15/2021		733	746,729
4.50%, 09/15/2042		505	481,220
ViacomCBS, Inc. 3.375%, 02/15/2028		1,435	1,312,078
3.50%, 01/15/2025		83	77,315
3.70%, 06/01/2028		780	705,760
4.75%, 05/15/2025		1,253	1,250,682
Walt Disney Co. (The) 3.35%, 03/24/2025		1,091	1,188,470

			12,140,669

Communications—Telecommunications–2.0%
AT&T, Inc. 3.40%, 06/15/2022–05/15/2025		5,040	5,210,281
3.60%, 07/15/2025		1,285	1,339,227
4.125%, 02/17/2026		1,370	1,450,844
4.35%, 03/01/2029		1,100	1,178,210
4.55%, 03/09/2049		985	1,057,634
7.00%, 10/01/2025		135	157,673
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 03/20/2025(a)		1,380	1,400,203
Verizon Communications, Inc. 3.00%, 03/22/2027		463	488,942
4.862%, 08/21/2046		1,066	1,388,326
5.012%, 04/15/2049		828	1,107,268
Vodafone Group PLC 3.75%, 01/16/2024		2,384	2,481,959

			17,260,567

Consumer Cyclical—Automotive–0.3%
Ford Motor Credit Co. LLC 4.063%, 11/01/2024		900	816,255
General Motors Financial Co., Inc. 4.30%, 07/13/2025		275	240,399
5.10%, 01/17/2024		1,398	1,280,205
5.25%, 03/01/2026		600	528,414

			2,865,273

Consumer Cyclical—Restaurants–0.2%
McDonald’s Corp. 3.30%, 07/01/2025		592	615,017
Starbucks Corp. 4.50%, 11/15/2048		605	681,381

			1,296,398

2020 Semi-Annual Report	9

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Consumer Cyclical—Retailers–0.0%
TJX Cos, Inc. (The) 3.50%, 04/15/2025	U.S.$	312	$318,901

Consumer Non-Cyclical–3.7%
AbbVie, Inc. 2.95%, 11/21/2026(a)		1,376	1,392,567
4.875%, 11/14/2048		932	1,080,906
Ahold Finance USA LLC 6.875%, 05/01/2029		120	160,414
Anheuser-Busch InBev Worldwide, Inc. 5.55%, 01/23/2049		2,345	2,752,514
BAT Capital Corp. 3.215%, 09/06/2026		1,844	1,764,247
Baxalta, Inc. 3.60%, 06/23/2022		5	5,077
Becton Dickinson and Co. 3.734%, 12/15/2024		355	366,019
Biogen, Inc. 3.625%, 09/15/2022		11	11,313
4.05%, 09/15/2025		2,096	2,215,912
Cigna Corp. 3.40%, 03/01/2027(a)		2,395	2,420,675
3.75%, 07/15/2023		311	319,941
4.125%, 11/15/2025		1,278	1,364,789
4.375%, 10/15/2028		740	795,248
Coca-Cola Co. (The) 2.95%, 03/25/2025		1,281	1,371,990
Coca-Cola Femsa SAB de CV 2.75%, 01/22/2030		636	612,150
CVS Health Corp. 3.875%, 07/20/2025		500	517,250
4.10%, 03/25/2025		2,855	3,020,019
HCA, Inc. 5.25%, 06/15/2026		20	20,944
Kimberly-Clark Corp. 3.875%, 03/01/2021		35	35,564
Medtronic, Inc. 3.50%, 03/15/2025		820	880,860
Mylan NV 3.95%, 06/15/2026		1,720	1,747,038
Reynolds American, Inc. 6.875%, 05/01/2020		300	300,912
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026		2,936	2,987,850
Sigma Alimentos SA de CV 4.125%, 05/02/2026(a)		221	205,461
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023		1,378	1,457,208
Thermo Fisher Scientific, Inc. 4.133%, 03/25/2025		709	758,389
Tyson Foods, Inc. 3.95%, 08/15/2024		1,211	1,212,138
4.00%, 03/01/2026		181	191,489
Zimmer Biomet Holdings, Inc. 2.70%, 04/01/2020		694	694,000
3.05%, 01/15/2026		296	290,486
Zoetis, Inc. 3.45%, 11/13/2020	U.S.$	479	$485,380

			31,438,750

Energy–3.9%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 3.337%, 12/15/2027		3,039	2,802,566
4.08%, 12/15/2047		440	389,176
Cenovus Energy, Inc. 4.25%, 04/15/2027		1,028	499,248
ConocoPhillips Holding Co. 6.95%, 04/15/2029		85	103,806
Energy Transfer Operating LP 3.60%, 02/01/2023		100	88,305
3.75%, 05/15/2030		259	201,336
4.50%, 04/15/2024		231	207,868
4.65%, 06/01/2021		324	311,451
4.75%, 01/15/2026		1,425	1,250,609
5.50%, 06/01/2027		1,500	1,314,045
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/2023		251	226,640
Eni SpA 4.25%, 05/09/2029(a)		1,163	1,126,028
Enterprise Products Operating LLC 3.35%, 03/15/2023		95	94,316
3.70%, 01/31/2051		1,636	1,442,003
5.20%, 09/01/2020		691	692,831
Exxon Mobil Corp. 2.992%, 03/19/2025		1,273	1,349,393
Hess Corp. 4.30%, 04/01/2027		1,180	855,075
Husky Energy, Inc. 4.40%, 04/15/2029		2,231	1,549,363
Kinder Morgan Energy Partners LP 4.15%, 03/01/2022		260	255,060
Kinder Morgan, Inc./DE 5.00%, 02/15/2021(a)		645	643,452
Marathon Oil Corp. 3.85%, 06/01/2025		998	711,863
6.80%, 03/15/2032		1,800	1,491,624
Marathon Petroleum Corp. 5.125%, 03/01/2021–12/15/2026		2,398	2,346,176
Newfield Exploration Co. 5.625%, 07/01/2024		805	400,882
Noble Energy, Inc. 3.90%, 11/15/2024		1,197	964,674
ONEOK, Inc. 4.00%, 07/13/2027		1,720	1,390,568
4.35%, 03/15/2029		1,012	826,207
Phillips 66 4.30%, 04/01/2022		131	130,953
Plains All American Pipeline LP/PAA Finance Corp. 2.85%, 01/31/2023		1,417	1,140,345
3.55%, 12/15/2029		492	348,380
3.60%, 11/01/2024		1,485	1,228,927
3.85%, 10/15/2023		650	555,133

10	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Sabine Pass Liquefaction LLC 5.00%, 03/15/2027	U.S.$	811	$714,994
5.625%, 03/01/2025		716	678,947
5.875%, 06/30/2026		200	181,688
Spectra Energy Partners LP 3.50%, 03/15/2025		20	19,134
4.60%, 06/15/2021		145	142,913
Sunoco Logistics Partners Operations LP 4.00%, 10/01/2027		1,926	1,522,792
TransCanada PipeLines Ltd. 3.80%, 10/01/2020		10	9,961
Williams Cos., Inc. (The) 3.90%, 01/15/2025		30	26,342
4.125%, 11/15/2020		784	775,211
4.30%, 03/04/2024		725	661,592
4.50%, 11/15/2023		1,239	1,145,418

			32,817,295

Other Industrial–0.1%
Alfa SAB de CV 5.25%, 03/25/2024(a)		915	860,672

Services–0.4%
Expedia Group, Inc. 3.80%, 02/15/2028		1,225	1,053,169
Global Payments, Inc. 4.00%, 06/01/2023		564	575,302
S&P Global, Inc. 4.40%, 02/15/2026		1,170	1,296,723

			2,925,194

Technology–1.4%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 01/15/2024		250	250,273
3.875%, 01/15/2027		2,194	2,095,687
Broadcom, Inc. 3.625%, 10/15/2024(a)		850	836,774
4.25%, 04/15/2026(a)		919	908,459
Dell International LLC/EMC Corp. 6.02%, 06/15/2026(a)		918	949,827
Hewlett Packard Enterprise Co. 3.60%, 10/15/2020		20	20,004
Intel Corp. 3.40%, 03/25/2025		1,708	1,856,152
KLA Corp. 4.65%, 11/01/2024		1,265	1,338,421
Lam Research Corp. 2.80%, 06/15/2021		566	576,171
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.875%, 06/18/2026(a)		958	936,158
Oracle Corp. 2.50%, 04/01/2025		1,685	1,700,687
Seagate HDD Cayman 4.75%, 01/01/2025		336	331,524

			11,800,137

Transportation—Railroads–0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(a)	U.S.$	261	$247,950
5.875%, 07/05/2034(a)		452	474,381

			722,331

Transportation—Services–0.1%
Adani Ports & Special Economic Zone Ltd. 3.95%, 01/19/2022(a)		925	854,758

			129,797,038

Financial Institutions–10.9%
Banking–9.2%
ABN AMRO Bank NV 4.75%, 07/28/2025(a)		269	276,040
AIB Group PLC 4.263%, 04/10/2025(a)		1,115	1,070,668
4.75%, 10/12/2023(a)		575	567,105
Australia & New Zealand Banking Group Ltd. 4.40%, 05/19/2026(a)		400	413,336
Banco Santander SA 3.50%, 04/11/2022		1,200	1,194,312
5.179%, 11/19/2025		3,000	3,059,040
Bank of America Corp. 5.00%, 05/13/2021		10	10,310
5.875%, 01/05/2021		35	36,201
Series DD 6.30%, 03/10/2026(b)		335	352,587
Series L 3.95%, 04/21/2025		2,450	2,553,831
Series Z 6.50%, 10/23/2024(b)		524	553,810
Banque Federative du Credit Mutuel SA 2.75%, 10/15/2020(a)		705	711,423
Barclays Bank PLC 6.86%, 06/15/2032(a)(b)		226	266,777
BBVA USA 2.875%, 06/29/2022		1,785	1,763,187
5.50%, 04/01/2020		1,537	1,537,000
BNP Paribas SA 2.375%, 05/21/2020		989	989,227
4.375%, 09/28/2025–05/12/2026(a)		2,375	2,381,406
BPCE SA 2.75%, 01/11/2023(a)		585	579,150
5.70%, 10/22/2023(a)		379	399,879
Capital One Financial Corp. 3.30%, 10/30/2024		1,725	1,708,198
4.75%, 07/15/2021		90	92,086
Citigroup, Inc. 3.875%, 03/26/2025		3,515	3,594,720
Commonwealth Bank of Australia 4.50%, 12/09/2025(a)		409	418,497
Cooperatieve Rabobank UA 3.95%, 11/09/2022		443	450,101
4.375%, 08/04/2025		1,869	1,887,092

2020 Semi-Annual Report	11

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Credit Agricole SA/London 2.75%, 06/10/2020(a)	U.S.$	600	$599,988
3.25%, 10/04/2024(a)		364	363,618
3.375%, 01/10/2022(a)		680	678,579
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 06/09/2023		1,440	1,480,810
4.55%, 04/17/2026		1,095	1,152,236
Danske Bank A/S 3.875%, 09/12/2023(a)		1,744	1,765,905
Discover Bank 4.682%, 08/09/2028		386	394,330
Fifth Third Bancorp 3.50%, 03/15/2022		41	41,289
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/2021		1,483	1,479,144
3.50%, 04/01/2025		873	892,241
3.75%, 05/22/2025–02/25/2026		731	753,741
3.85%, 07/08/2024		3,365	3,500,509
5.75%, 01/24/2022		510	540,330
Series D 6.00%, 06/15/2020		1,203	1,210,206
HSBC Bank USA NA 4.875%, 08/24/2020		680	684,937
HSBC Holdings PLC 4.041%, 03/13/2028		901	917,876
4.25%, 03/14/2024		1,610	1,673,498
4.292%, 09/12/2026		466	482,916
5.10%, 04/05/2021		255	260,722
HSBC USA, Inc. 2.75%, 08/07/2020		300	300,525
ING Groep NV 6.875%, 04/16/2022(a)(b)		750	656,400
JPMorgan Chase & Co. 3.22%, 03/01/2025		3,995	4,105,941
3.54%, 05/01/2028		1,365	1,423,285
3.625%, 05/13/2024		436	463,272
4.50%, 01/24/2022		45	47,010
4.625%, 05/10/2021		60	61,435
Series FF 5.00%, 08/01/2024(b)		1,208	1,124,696
Lloyds Banking Group PLC 4.05%, 08/16/2023		250	254,818
4.582%, 12/10/2025		1,499	1,518,112
Manufacturers & Traders Trust Co. 2.625%, 01/25/2021		1,000	1,005,420
Mastercard, Inc. 3.30%, 03/26/2027		663	722,007
Morgan Stanley 3.737%, 04/24/2024		682	707,452
5.00%, 11/24/2025		1,125	1,220,445
7.25%, 04/01/2032		55	76,846
Series F 3.875%, 04/29/2024		335	354,336
Series G 3.75%, 02/25/2023		39	40,338
4.35%, 09/08/2026		1,815	1,969,692
5.50%, 07/28/2021		746	774,952
Nationwide Building Society 4.00%, 09/14/2026(a)	U.S.$	1,580	$1,541,669
Santander Holdings USA, Inc. 3.244%, 10/05/2026		1,166	1,050,274
4.40%, 07/13/2027		1,722	1,645,578
Santander UK Group Holdings PLC 3.373%, 01/05/2024		1,150	1,136,637
Santander UK PLC 5.00%, 11/07/2023(a)		369	378,553
Societe Generale SA 4.25%, 08/19/2026(a)		1,706	1,671,778
Standard Chartered PLC 5.20%, 01/26/2024(a)		723	715,054
State Street Corp. 2.901%, 03/30/2026(a)		125	125,944
Truist Financial Corp. 2.625%, 06/29/2020		588	589,341
UBS AG 4.75%, 02/12/2026(a)	EUR	135	146,435
UBS AG/Stamford CT 7.625%, 08/17/2022	U.S.$	1,584	1,663,564
UBS Group AG 4.125%, 09/24/2025(a)		836	884,129
7.00%, 01/31/2024–02/19/2025(a)(b)		456	432,219
US Bancorp Series J 5.30%, 04/15/2027(b)		723	684,479
Wells Fargo & Co. 3.069%, 01/24/2023		1,445	1,463,380
3.75%, 01/24/2024		1,535	1,620,945

			78,315,819

Brokerage–0.2%
Charles Schwab Corp. (The) 4.20%, 03/24/2025		1,179	1,240,556

Finance–0.4%
GE Capital International Funding Co. Unlimited Co. 2.342%, 11/15/2020		200	196,356
3.373%, 11/15/2025		1,206	1,201,068
4.418%, 11/15/2035		757	807,946
Synchrony Financial 4.50%, 07/23/2025		1,500	1,465,980

			3,671,350

Insurance–0.7%
Anthem, Inc. 3.30%, 01/15/2023		33	33,538
Centene Corp. 4.25%, 12/15/2027(a)		293	287,166
4.625%, 12/15/2029(a)		335	336,487
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(a)		868	967,160
Humana, Inc. 4.50%, 04/01/2025		1,651	1,721,729
Massachusetts Mutual Life Insurance Co. 3.729%, 10/15/2070(a)		11	10,272

12	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
MetLife Capital Trust IV 7.875%, 12/15/2037(a)	U.S.$	970	$1,097,652
MetLife, Inc. 3.048%, 12/15/2022		75	75,550
10.75%, 08/01/2039		25	33,095
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(a)		377	592,331
Prudential Financial, Inc. 4.50%, 11/15/2020		86	86,546
5.20%, 03/15/2044		182	160,175
5.375%, 05/15/2045		139	131,721
5.70%, 09/15/2048		266	227,704
5.875%, 09/15/2042		103	98,715
Voya Financial, Inc. 5.65%, 05/15/2053		395	354,114

			6,213,955

REITS–0.4%
Host Hotels & Resorts LP Series D 3.75%, 10/15/2023		48	42,286
Welltower, Inc. 4.00%, 06/01/2025		3,410	3,366,795

			3,409,081

			92,850,761

Utility–0.4%
Electric–0.4%
Berkshire Hathaway Energy Co. 4.25%, 10/15/2050(a)		386	439,619
Colbun SA 3.15%, 03/06/2030(a)		200	186,000
Consolidated Edison Co. of New York, Inc. Series 20B 3.95%, 04/01/2050		346	366,708
Duke Energy Carolinas LLC 3.90%, 06/15/2021		42	42,668
Enel Chile SA 4.875%, 06/12/2028		957	927,692
Exelon Corp. 2.85%, 06/15/2020		30	30,002
Florida Power & Light Co. 2.85%, 04/01/2025		309	321,128
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/2024(a)		1,117	1,164,822

			3,478,639

Total Corporates—Investment Grade (cost $232,710,704)			226,126,438

GOVERNMENTS—TREASURIES–26.5%
Malaysia–0.3%
Malaysia Government Bond Series 117 3.882%, 03/10/2022	MYR	9,375	2,215,820

Netherlands–1.2%
Netherlands Government Bond 0.25%, 07/15/2029(a)	EUR	9,090	$10,531,135

United States–25.0%
U.S. Treasury Bonds 2.25%, 08/15/2046	U.S.$	2,377	2,828,511
2.375%, 11/15/2049		5,285	6,569,916
2.50%, 02/15/2046–05/15/2046		6,259	7,785,151
2.75%, 08/15/2042		190	241,626
2.875%, 05/15/2043–11/15/2046		603	799,422
3.00%, 05/15/2042–02/15/2049		16,061	22,027,318
3.00%, 05/15/2047(c)		1,447	1,981,259
3.125%, 02/15/2043–08/15/2044		330	447,370
3.375%, 05/15/2044		646	911,406
3.50%, 02/15/2039		8,105	11,352,066
3.625%, 08/15/2043–02/15/2044		1,981	2,885,186
3.75%, 11/15/2043		295	438,029
4.375%, 02/15/2038–11/15/2039		11,639	18,153,193
4.50%, 02/15/2036		1,074	1,631,169
4.75%, 02/15/2037		1,525	2,399,969
5.25%, 11/15/2028(d)		2,645	3,636,462
5.375%, 02/15/2031		1,105	1,622,796
U.S. Treasury Notes 1.125%, 02/28/2021–02/28/2025		28,647	29,684,018
1.375%, 08/31/2020–05/31/2021		1,546	1,556,706
1.50%, 05/31/2020–02/15/2030		11,442	12,264,821
1.625%, 06/30/2020–08/15/2029		9,133	9,533,394
1.75%, 10/31/2020–11/15/2029		11,937	12,415,878
1.875%, 04/30/2022(d)		2,580	2,664,656
2.00%, 12/31/2021–02/15/2025		13,704	14,119,652
2.125%, 08/31/2020–05/15/2025		3,135	3,287,855
2.25%, 11/15/2025–08/15/2049		20,491	24,536,460
2.375%, 05/15/2029		3,030	3,480,712
2.625%, 02/15/2029(d)		8,921	10,408,298
2.75%, 11/15/2023		160	173,650
2.875%, 05/15/2028		2,786	3,279,644

			213,116,593

Total Governments—Treasuries (cost $199,816,574)			225,863,548

MORTGAGE PASS-THROUGHS–14.6%
Agency Fixed Rate 30-Year–13.5%
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 01/01/2035		37	42,469
Series 2007 5.50%, 07/01/2035		237	267,909
Series 2016 4.00%, 02/01/2046		2,261	2,457,073
Series 2017 4.00%, 07/01/2044		1,708	1,853,352
Series 2018 4.00%, 08/01/2048–12/01/2048		6,955	7,483,164
4.50%, 03/01/2048–11/01/2048		6,900	7,449,890
5.00%, 11/01/2048		1,323	1,436,620

2020 Semi-Annual Report	13

Schedule of Investments (continued)

	Principal Amount (000)				U.S. $ Value
FHLMC Uniform Mortgage-Backed Security Series 2019 3.50%, 09/01/2049–11/01/2049	U.S.$		9,928		$10,562,039
Series 2020 3.50%, 01/01/2050			2,490		2,666,422
FNMA Uniform Mortgage-Backed Security Series 2003 5.50%, 04/01/2033–07/01/2033			619		698,578
Series 2004 5.50%, 02/01/2034–11/01/2034			569		644,761
Series 2005 5.50%, 02/01/2035			596		675,451
Series 2006 5.50%, 04/01/2036			120		136,599
Series 2007 5.50%, 05/01/2036–08/01/2037			151		171,338
Series 2008 5.50%, 08/01/2037			1		996
Series 2009 5.00%, 12/01/2039			27		29,840
Series 2010 4.00%, 12/01/2040			1,014		1,100,921
5.00%, 06/01/2040			27		29,561
Series 2012 3.50%, 02/01/2042–01/01/2043			8,883		9,512,333
Series 2013 3.50%, 04/01/2043			4,265		4,568,773
4.00%, 10/01/2043			3,409		3,710,254
Series 2015 3.00%, 05/01/2045–08/01/2045			3,971		4,201,215
Series 2017 3.50%, 11/01/2047			963		1,019,840
Series 2018 3.50%, 11/01/2047–02/01/2048			4,681		4,951,428
4.00%, 08/01/2048–12/01/2048			9,592		10,321,005
4.50%, 09/01/2048			5,847		6,311,897
Series 2019 3.50%, 08/01/2049–11/01/2049			13,302		14,131,324
4.00%, 06/01/2049			4,235		4,571,023
Series 2020 3.50%, 01/01/2050			2,686		2,863,495
Government National Mortgage Association Series 2016 3.00%, 04/20/2046–05/20/2046			2,299		2,445,286
Series 2020 3.00%, 04/01/2050, TBA			8,350		8,827,516

					115,142,372

Agency Fixed Rate 15-Year–1.1%
FNMA Uniform Mortgage-Backed Security Series 2016 2.50%, 10/01/2031–12/01/2031			5,719		5,952,306
Series 2017 2.50%, 01/01/2032–02/01/2032		U.S.$	3,214		$3,343,602

					9,295,908

Other Agency Fixed Rate Programs–0.0%
FNMA Uniform Mortgage-Backed Security Series 2005 5.50%, 03/01/2025			70		76,190

Agency ARMs–0.0%
Federal Home Loan Mortgage Corp. Gold Series 2006 4.299% (LIBOR 12 Month + 4.29%), 12/01/2036(e)			0	**	286
Series 2007 4.10% (LIBOR 12 Month + 4.10%), 03/01/2037(e)			1		613
Federal National Mortgage Association Series 2007 3.46% (LIBOR 12 Month + 3.46%), 02/01/2037(e)			1		1,329
3.806% (LIBOR 12 Month + 3.80%), 03/01/2037(e)			1		1,206

					3,434

Total Mortgage Pass-Throughs (cost $120,228,251)					124,517,904

COMMERCIAL MORTGAGE-BACKED SECURITIES–8.6%
Non-Agency Fixed Rate CMBS–6.7%
BAMLL Commercial Mortgage Securities Trust Series 2019-WBRK, Class D 3.534%, 03/10/2037(a)			740		630,635
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/2050			2,005		2,095,352
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 05/10/2058			2,808		2,871,986
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 03/13/2035(a)			2,495		2,470,336
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class B 3.732%, 04/10/2046			1,140		1,123,553
Series 2015-GC27, Class A5 3.137%, 02/10/2048			1,468		1,488,679
Series 2015-GC35, Class A4 3.818%, 11/10/2048			630		675,467
Series 2016-C1, Class A4 3.209%, 05/10/2049			2,409		2,529,236
Series 2016-GC36, Class A5 3.616%, 02/10/2049			705		748,917
Series 2018-B2, Class A4 4.009%, 03/10/2051			1,200		1,328,660

14	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Commercial Mortgage Trust Series 2012-CR3, Class E 4.752%, 10/15/2045(a)	U.S.$	889	$728,265
Series 2013-SFS, Class A1 1.873%, 04/12/2035(a)		435	426,052
Series 2014-UBS5, Class A4 3.838%, 09/10/2047		1,925	2,014,926
Series 2015-CR23, Class A4 3.497%, 05/10/2048		1,350	1,420,850
Series 2015-CR24, Class A5 3.696%, 08/10/2048		730	778,955
Series 2015-CR25, Class A4 3.759%, 08/10/2048		999	1,054,058
Series 2015-DC1, Class A5 3.35%, 02/10/2048		1,960	2,010,666
Series 2015-LC21, Class XA 0.753%, 07/10/2048		2,404	64,140
Series 2015-PC1, Class A5 3.902%, 07/10/2050		226	237,814
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 06/15/2057		675	699,165
Series 2015-C3, Class A4 3.718%, 08/15/2048		1,165	1,219,897
Series 2015-C4, Class A4 3.808%, 11/15/2048		1,641	1,728,103
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.389%, 08/10/2044(a)		150	142,622
Series 2013-G1, Class A2 3.557%, 04/10/2031(a)		1,499	1,526,286
JP Morgan Chase Commercial Mortgage Securities Trust Series 2011-C5, Class D 5.419%, 08/15/2046(a)		224	212,272
Series 2012-C6, Class E 5.157%, 05/15/2045(a)		712	610,516
Series 2012-C8, Class AS 3.424%, 10/15/2045(a)		1,897	1,904,080
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.702%, 08/15/2046(a)		472	410,107
Series 2014-C21, Class A5 3.775%, 08/15/2047		1,445	1,525,589
Series 2014-C22, Class XA 0.835%, 09/15/2047		5,826	175,174
Series 2015-C30, Class A5 3.822%, 07/15/2048		725	773,920
Series 2015-C31, Class A3 3.801%, 08/15/2048		1,903	2,030,777
JPMCC Commercial Mortgage Securities Trust Series 2017-JP7, Class XA 1.068%, 09/15/2050		10,139	550,310
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		259	151,245
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)	U.S.$	1,099	$1,103,604
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C16, Class A5 3.892%, 06/15/2047		1,345	1,399,981
Series 2014-C19, Class D 3.25%, 12/15/2047(f)		603	463,272
Series 2015-C22, Class A4 3.306%, 04/15/2048		2,000	2,087,663
Series 2015-C25, Class XA 1.091%, 10/15/2048		2,215	94,534
Morgan Stanley Capital I Trust Series 2011-C1, Class D 5.375%, 09/15/2047(a)		300	257,293
Series 2016-UB12, Class A4 3.596%, 12/15/2049		1,105	1,151,110
UBS Commercial Mortgage Trust Series 2012-C1, Class AS 4.171%, 05/10/2045		1,250	1,269,197
Series 2018-C10, Class A4 4.313%, 05/15/2051		1,350	1,488,175
Series 2018-C8, Class A4 3.983%, 02/15/2051		1,320	1,377,568
Series 2018-C9, Class A4 4.117%, 03/15/2051		2,100	2,337,166
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/2045		2,348	2,340,845
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.467%, 09/15/2048		975	829,264
Series 2016-NXS6, Class C 4.314%, 11/15/2049		1,030	844,847
WFRBS Commercial Mortgage Trust Series 2014-C25, Class A5 3.631%, 11/15/2047		2,100	2,173,076

			57,576,205

Non-Agency Floating Rate CMBS–1.9%
Ashford Hospitality Trust Series 2018-ASHF, Class A 1.605% (LIBOR 1 Month + 0.90%), 04/15/2035(a)(e)		909	733,351
Series 2018-KEYS, Class A 1.705% (LIBOR 1 Month + 1.00%), 05/15/2035(a)(e)		1,500	1,334,928
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.705% (LIBOR 1 Month + 1.00%), 11/15/2033(e)(f)		2,435	2,336,103

2020 Semi-Annual Report	15

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
BFLD Series 2019-DPLO, Class D 2.545% (LIBOR 1 Month + 1.84%), 10/15/2034(a)(e)	U.S.$	640	$480,204
BHMS Series 2018-ATLS, Class A 1.955% (LIBOR 1 Month + 1.25%), 07/15/2035(e)(f)		1,200	1,003,517
Braemar Hotels & Resorts Trust Series 2018-PRME, Class A 1.525% (LIBOR 1 Month + 0.82%), 06/15/2035(a)(e)		900	735,847
BX Commercial Mortgage Trust Series 2019-IMC, Class A 1.705% (LIBOR 1 Month + 1.00%), 04/15/2034(a)(e)		1,042	946,793
BX Trust Series 2018-EXCL, Class A 1.792% (LIBOR 1 Month + 1.09%), 09/15/2037(a)(e)		1,329	1,160,783
CLNY Trust Series 2019-IKPR, Class D 2.73% (LIBOR 1 Month + 2.03%), 11/15/2038(a)(e)		1,450	1,050,806
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.78% (LIBOR 1 Month + 1.03%), 12/19/2030(a)(e)		1,272	1,040,071
GS Mortgage Securities Corp. Trust Series 2019-BOCA, Class A 1.905% (LIBOR 1 Month + 1.20%), 06/15/2038(a)(e)		738	664,537
Series 2019-SMP, Class A 1.855% (LIBOR 1 Month + 1.15%), 08/15/2032(a)(e)		870	738,966
JP Morgan Chase Commercial Mortgage Securities Trust Series 2020-NNN, Class EFL 2.555% (LIBOR 1 Month + 1.85%), 01/16/2037(e)(f)		223	204,451
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.655% (LIBOR 1 Month + 1.95%), 11/15/2026(e)(f)		391	354,776
Natixis Commercial Mortgage Securities Trust Series 2018-850T, Class A 1.488% (LIBOR 1 Month + 0.78%), 07/15/2033(a)(e)		800	764,086
Series 2019-MILE, Class A 2.205% (LIBOR 1 Month + 1.50%), 07/15/2036(e)(f)		666	623,453
Starwood Retail Property Trust Series 2014-STAR, Class A 2.175% (LIBOR 1 Month + 1.47%), 11/15/2027(a)(e)		1,852	1,728,286

			15,900,958

Agency CMBS–0.0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K021, Class A1 1.603%, 01/25/2022	U.S.$	27	$27,258
Series K025, Class A1 1.875%, 04/25/2022		34	34,469

			61,727

Total Commercial Mortgage-Backed Securities (cost $76,000,123)			73,538,890

INFLATION-LINKED SECURITIES–7.5%
Japan–0.7%
Japanese Government CPI Linked Bond Series 22 0.10%, 03/10/2027	JPY	651,255	6,052,965

United States–6.8%
U.S. Treasury Inflation Index 0.125%, 04/15/2021–07/15/2026 (TIPS)	U.S.$	45,346	44,884,877
0.375%, 07/15/2025 (TIPS)		11,332	11,540,480
0.75%, 07/15/2028 (TIPS)		1,613	1,722,955

			58,148,312

Total Inflation-Linked Securities (cost $63,934,600)			64,201,277

COLLATERALIZED MORTGAGE OBLIGATIONS–5.4%
Risk Share Floating Rate–4.2%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 2.297% (LIBOR 1 Month + 1.35%), 08/25/2028(a)(e)		347	344,829
Series 2018-3A, Class M1B 2.797% (LIBOR 1 Month + 1.85%), 10/25/2028(a)(e)		807	802,423
Series 2019-1A, Class M1B 2.697% (LIBOR 1 Month + 1.75%), 03/25/2029(a)(e)		1,425	1,255,593
Series 2019-2A, Class M1C 2.947% (LIBOR 1 Month + 2.00%), 04/25/2029(a)(e)		999	888,307
Series 2019-3A, Class M1B 2.547% (LIBOR 1 Month + 1.60%), 07/25/2029(a)(e)		915	782,600
Series 2019-3A, Class M1C 2.897% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(e)		300	222,769
Series 2019-4A, Class M1B 2.947% (LIBOR 1 Month + 2.00%), 10/25/2029(a)(e)		1,340	1,279,675
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 3.347% (LIBOR 1 Month + 2.40%), 04/25/2031(a)(e)		688	588,412

16	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Series 2019-R02, Class 1M2 3.247% (LIBOR 1 Month + 2.30%), 08/25/2031(a)(e)	U.S.$	1,227	$1,015,118
Series 2019-R03, Class 1M2 3.097% (LIBOR 1 Month + 2.15%), 09/25/2031(a)(e)		1,282	1,049,280
Series 2019-R04, Class 2M2 3.047% (LIBOR 1 Month + 2.10%), 06/25/2039(a)(e)		985	801,164
Series 2019-R05, Class 1M2 2.947% (LIBOR 1 Month + 2.00%), 07/25/2039(a)(e)		658	555,604
Series 2019-R06, Class 2M2 3.047% (LIBOR 1 Month + 2.10%), 09/25/2039(a)(e)		989	764,461
Series 2019-R07, Class 1M2 3.047% (LIBOR 1 Month + 2.10%), 10/25/2039(a)(e)		1,800	1,450,320
Series 2020-R02, Class 2M1 1.697% (LIBOR 1 Month + 0.75%), 01/25/2040(a)(e)		507	486,552
Eagle Re Ltd. Series 2018-1, Class M2 3.947% (LIBOR 1 Month + 3.00%), 11/25/2028(a)(e)		217	150,138
Series 2020-1, Class M1A 1.847% (LIBOR 1 Month + 0.90%), 01/25/2030(a)(e)		1,700	1,620,889
Federal Home Loan Mortgage Corp. Series 2019-DNA3, Class M2 2.997% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(e)		155	125,945
Series 2019-DNA4, Class M2 2.897% (LIBOR 1 Month + 1.95%), 10/25/2049(a)(e)		1,330	998,326
Series 2019-FTR2, Class M2 3.097% (LIBOR 1 Month + 2.15%), 11/25/2048(a)(e)		728	542,413
Series 2020-HQA2, Class M1 1.911% (LIBOR 1 Month + 1.10%), 03/25/2050(a)(e)		1,355	1,308,013
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-DNA2, Class M2 3.547% (LIBOR 1 Month + 2.60%), 12/25/2027(e)		11	10,689
Series 2015-DNA2, Class M3 4.847% (LIBOR 1 Month + 3.90%), 12/25/2027(e)		1,250	1,224,943
Series 2015-HQ1, Class M3 4.747% (LIBOR 1 Month + 3.80%), 03/25/2025(e)		145	138,004
Series 2015-HQ2, Class M2 2.897% (LIBOR 1 Month + 1.95%), 05/25/2025(e)		94	90,131
Series 2016-DNA1, Class M2 3.847% (LIBOR 1 Month + 2.90%), 07/25/2028(e)	U.S.$	23	$22,966
Series 2016-DNA4, Class M2 2.247% (LIBOR 1 Month + 1.30%), 03/25/2029(e)		66	65,346
Series 2016-HQA2, Class M2 3.197% (LIBOR 1 Month + 2.25%), 11/25/2028(e)		38	37,560
Series 2017-DNA2, Class M2 4.397% (LIBOR 1 Month + 3.45%), 10/25/2029(e)		490	436,054
Series 2017-DNA3, Class M2 3.447% (LIBOR 1 Month + 2.50%), 03/25/2030(e)		440	378,770
Series 2017-HQA2, Class M2 3.597% (LIBOR 1 Month + 2.65%), 12/25/2029(e)		350	303,014
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C01, Class 1M2 5.247% (LIBOR 1 Month + 4.30%), 02/25/2025(e)		1,190	1,119,454
Series 2015-C01, Class 2M2 5.497% (LIBOR 1 Month + 4.55%), 02/25/2025(e)		280	269,994
Series 2015-C02, Class 1M2 4.947% (LIBOR 1 Month + 4.00%), 05/25/2025(e)		580	538,166
Series 2015-C02, Class 2M2 4.947% (LIBOR 1 Month + 4.00%), 05/25/2025(e)		311	293,020
Series 2015-C03, Class 1M2 5.947% (LIBOR 1 Month + 5.00%), 07/25/2025(e)		676	651,434
Series 2015-C03, Class 2M2 5.947% (LIBOR 1 Month + 5.00%), 07/25/2025(e)		575	553,841
Series 2015-C04, Class 1M2 6.647% (LIBOR 1 Month + 5.70%), 04/25/2028(e)		223	220,117
Series 2015-C04, Class 2M2 6.497% (LIBOR 1 Month + 5.55%), 04/25/2028(e)		583	539,721
Series 2016-C05, Class 2M2 5.397% (LIBOR 1 Month + 4.45%), 01/25/2029(e)		2,095	1,999,274
Series 2016-C06, Class 1M2 5.197% (LIBOR 1 Month + 4.25%), 04/25/2029(e)		481	462,614
Series 2017-C03, Class 1M2 3.947% (LIBOR 1 Month + 3.00%), 10/25/2029(e)		440	389,616
Series 2017-C07, Class 2M2 3.447% (LIBOR 1 Month + 2.50%), 05/25/2030(e)		628	541,944

2020 Semi-Annual Report	17

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Home Re Ltd. Series 2018-1, Class M1 2.547% (LIBOR 1 Month + 1.60%), 10/25/2028(a)(e)	U.S.$	325	$324,178
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 5.197% (LIBOR 1 Month + 4.25%), 11/25/2024(e)(f)		148	151,928
Mortgage Insurance-Linked Notes Series 2019-1, Class M1 2.847% (LIBOR 1 Month + 1.90%), 11/26/2029(a)(e)		1,158	1,099,151
Series 2020-1, Class M1A 1.897% (LIBOR 1 Month + 0.95%), 02/25/2030(a)(e)		536	513,410
Oaktown Re III Ltd. Series 2019-1A, Class M1B 2.897% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(e)		606	542,871
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 3.613% (LIBOR 1 Month + 2.00%), 03/27/2024(e)(f)		471	452,959
Series 2019-2R, Class A 4.363% (LIBOR 1 Month + 2.75%), 05/27/2023(e)(f)		1,009	941,120
Series 2019-3R, Class A 3.659% (LIBOR 1 Month + 2.70%), 10/27/2022(e)(f)		346	331,112
Series 2020-1R, Class A 3.995% (LIBOR 1 Month + 2.35%), 02/27/2023(e)(f)		1,301	975,329
Radnor Re Ltd. Series 2019-1, Class M1B 2.897% (LIBOR 1 Month + 1.95%), 02/25/2029(a)(e)		1,333	1,327,850
Series 2019-2, Class M1B 2.697% (LIBOR 1 Month + 1.75%), 06/25/2029(a)(e)		1,076	1,006,829
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 6.877% (LIBOR 1 Month + 5.25%), 11/25/2025(e)(f)		540	483,285
Series 2015-WF1, Class 2M2 7.127% (LIBOR 1 Month + 5.50%), 11/25/2025(e)(f)		167	149,865

			35,619,390

Agency Floating Rate–0.9%
Federal Home Loan Mortgage Corp. Series 4954, Class SL 5.345% (6.05%–LIBOR 1 Month), 02/25/2050(e)(g)		4,883	887,463
Federal Home Loan Mortgage Corp. REMICs Series 4416, Class BS 5.395% (6.10%–LIBOR 1 Month), 12/15/2044(e)(g)	U.S.$	2,898	$533,641
Series 4693, Class SL 5.445% (6.15%–LIBOR 1 Month), 06/15/2047(e)(g)		2,834	573,767
Series 4727, Class SA 5.495% (6.20%–LIBOR 1 Month), 11/15/2047(e)(g)		2,591	355,478
Federal National Mortgage Association REMICs Series 2011-131, Class ST 5.593% (6.54%–LIBOR 1 Month), 12/25/2041(e)(g)		1,520	307,995
Series 2012-70, Class SA 5.603% (6.55%–LIBOR 1 Month), 07/25/2042(e)(g)		2,683	606,305
Series 2016-106, Class ES 5.053% (6.00%–LIBOR 1 Month), 01/25/2047(e)(g)		2,776	515,410
Series 2017-16, Class SG 5.103% (6.05%–LIBOR 1 Month), 03/25/2047(e)(g)		2,943	563,241
Series 2017-73, Class SA 5.203% (6.15%–LIBOR 1 Month), 09/25/2047(e)(g)		3,350	616,475
Series 2017-97, Class LS 5.253% (6.20%–LIBOR 1 Month), 12/25/2047(e)(g)		2,391	544,503
Series 2017-97, Class SW 5.253% (6.20%–LIBOR 1 Month), 12/25/2047(e)(g)		2,239	504,305
Government National Mortgage Association Series 2017-134, Class SE 5.427% (6.20%–LIBOR 1 Month), 09/20/2047(e)(g)		2,546	362,979
Series 2017-43, Class ST 5.327% (6.10%–LIBOR 1 Month), 03/20/2047(e)(g)		3,470	652,320
Series 2017-65, Class ST 5.377% (6.15%–LIBOR 1 Month), 04/20/2047(e)(g)		3,180	666,864

			7,690,746

Non-Agency Fixed Rate–0.2%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 07/25/2035		104	87,224
Series 2006-24CB, Class A16 5.75%, 08/25/2036		529	356,583
Series 2006-28CB, Class A14 6.25%, 10/25/2036		393	281,783
Series 2006-J1, Class 1A13 5.50%, 02/25/2036		272	220,782

18	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 09/25/2036	U.S.$	104	$68,778
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 07/25/2036		403	275,644

			1,290,794

Non-Agency Floating Rate–0.1%
Chase Mortgage Reference Notes Series 2019-CL1, Class M3 3.047% (LIBOR 1 Month + 2.10%), 04/25/2047(a)(e)		430	371,438
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 1.137% (LIBOR 1 Month + 0.19%), 12/25/2036(e)		1,111	485,142
HomeBanc Mortgage Trust Series 2005-1, Class A1 1.197% (LIBOR 1 Month + 0.25%), 03/25/2035(e)		302	240,424

			1,097,004

Agency Fixed Rate–0.0%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 2.167%, 05/28/2035		323	278,848

Total Collateralized Mortgage Obligations (cost $50,859,405)			45,976,782

ASSET-BACKED SECURITIES–3.9%
Autos—Fixed Rate–2.2%
Avis Budget Rental Car Funding AESOP LLC Series 2016-1A, Class A 2.99%, 06/20/2022(a)		742	724,669
Series 2018-1A, Class A 3.70%, 09/20/2024(a)		1,700	1,635,014
Series 2018-2A, Class A 4.00%, 03/20/2025(a)		1,680	1,657,724
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 02/15/2023(a)		510	516,867
Series 2019-2A, Class A 2.93%, 07/15/2022(a)		444	440,798
First Investors Auto Owner Trust Series 2019-1A, Class B 3.02%, 03/17/2025(a)		1,700	1,649,530
Series 2020-1A, Class A 1.49%, 01/15/2025(a)		1,325	1,326,383
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/2023(a)		620	642,836
Series 2016-4, Class D 3.89%, 11/15/2022(a)	U.S.$	570	$569,146
Series 2017-4, Class A 2.07%, 04/15/2022(a)		62	61,695
Ford Credit Auto Owner Trust Series 2016-1, Class A 2.31%, 08/15/2027(a)		1,232	1,220,762
Ford Credit Floorplan Master Owner Trust Series 2017-1, Class A1 2.07%, 05/15/2022		1,275	1,273,524
Hertz Vehicle Financing II LP Series 2017-1A, Class A 2.96%, 10/25/2021(a)		1,500	1,475,710
Series 2018-1A, Class A 3.29%, 02/25/2024(a)		710	669,889
Series 2019-1A, Class A 3.71%, 03/25/2023(a)		1,915	1,858,737
Series 2019-2A, Class A 3.42%, 05/25/2025(a)		1,300	1,243,656
Hertz Vehicle Financing LLC Series 2018-2A, Class A 3.65%, 06/27/2022(a)		1,300	1,288,242
Westlake Automobile Receivables Trust Series 2016-3A, Class E 5.69%, 10/16/2023(a)		1,000	999,723

			19,254,905

Other ABS—Fixed Rate–1.1%
Consumer Loan Underlying Bond Credit Trust Series 2018-P1, Class A 3.39%, 07/15/2025(a)		128	126,560
Marlette Funding Trust Series 2018-3A, Class A 3.20%, 09/15/2028(a)		81	80,364
Series 2018-4A, Class A 3.71%, 12/15/2028(a)		503	489,155
Series 2019-1A, Class A 3.44%, 04/16/2029(a)		474	457,545
Series 2019-3A, Class A 2.69%, 09/17/2029(a)		1,130	1,093,923
Series 2020-1A, Class A 2.24%, 03/15/2030(a)		491	475,977
Prosper Marketplace Issuance Trust Series 2019-3A, Class A 3.19%, 07/15/2025(a)		518	497,141
SBA Tower Trust Series 2015-1A,Class C 3.156%, 10/08/2020(f)		1,340	1,341,407
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/2025(a)		39	38,701
Series 2016-3, Class A 3.05%, 12/26/2025(a)		53	52,780
Series 2017-2, Class A 3.28%, 02/25/2026(a)		120	119,448
Series 2017-5, Class A2 2.78%, 09/25/2026(a)		882	833,820

2020 Semi-Annual Report	19

Schedule of Investments (continued)

	Principal Amount (000)			U.S. $ Value
Series 2017-6, Class A2 2.82%, 11/25/2026(a)	U.S.$		767	$748,789
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 08/25/2027(a)			1,203	1,167,033
Series 2019-1, Class A 3.24%, 02/25/2028(a)			687	666,097
Series 2019-3, Class A 2.90%, 05/25/2028(a)			906	878,032

				9,066,772

Credit Cards—Fixed Rate–0.6%
Chase Issuance Trust Series 2012-A7, Class A7 2.16%, 09/15/2024			200	204,171
World Financial Network Credit Card Master Trust Series 2018-A, Class A 3.07%, 12/16/2024			2,100	2,094,186
Series 2018-B, Class M 3.81%, 07/15/2025			1,100	1,112,799
Series 2019-B, Class M 3.04%, 04/15/2026			1,600	1,591,764

				5,002,920

Home Equity Loans—Floating Rate–0.0%
ABFC Trust Series 2003-WF1, Class A2 2.072% (LIBOR 1 Month + 1.13%), 12/25/2032(e)			103	96,089
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 1.247% (LIBOR 1 Month + 0.30%), 04/25/2034(e)			60	52,827

				148,916

Home Equity Loans—Fixed Rate–0.0%
Credit-Based Asset Servicing & Securitization LLC Series 2003-CB1, Class AF 3.95%, 01/25/2033			85	81,844

Total Asset-Backed Securities (cost $34,155,214)				33,555,357

AGENCIES–2.6%
Agency Debentures–2.6%
Federal Home Loan Bank 1.875%, 07/07/2021			3,365	3,428,329
2.50%, 02/13/2024			1,465	1,577,805
Federal National Mortgage Association 6.25%, 05/15/2029			355	507,217
6.625%, 11/15/2030			260	398,520
Residual Funding Corp. Principal Strip Zero Coupon, 07/15/2020			16,374	16,332,083

Total Agencies (cost $21,838,063)				22,243,954

CORPORATES—NON-INVESTMENT GRADE–1.5%

Financial Institutions–0.9%
Banking–0.9%
Citigroup, Inc. 5.95%, 01/30/2023(b)		U.S.$	481	$465,108
Credit Suisse Group AG 6.375%, 08/21/2026(a)(b)			355	312,485
7.50%, 07/17/2023(a)(b)			2,571	2,391,699
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/2022(b)			356	303,896
Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)			757	735,516
Royal Bank of Scotland Group PLC 8.625%, 08/15/2021(b)			1,810	1,792,932
Series U 3.77% (LIBOR 3 Month + 2.32%), 09/30/2027(b)(e)			800	667,896
Standard Chartered PLC 3.28% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(b) (e)			400	305,588
7.50%, 04/02/2022(a)(b)			453	440,411
7.75%, 04/02/2023(a)(b)			200	196,402

				7,611,933

Industrial–0.6%
Capital Goods–0.1%
TransDigm, Inc. 6.25%, 03/15/2026(a)			705	702,511

Communications—Media–0.1%
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375%, 08/15/2026(a)			567	460,517
Ziggo BV 5.50%, 01/15/2027(a)			236	235,951

				696,468

Consumer Cyclical—Automotive–0.0%
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 4.375%, 05/15/2026(a)		EUR	228	208,841

Consumer Cyclical—Other–0.1%
International Game Technology PLC 6.50%, 02/15/2025(a)		U.S.$	890	784,829

Consumer Non-Cyclical–0.0%
CVS Health Corp. 3.625%, 04/01/2027			286	292,429

Energy–0.2%
Occidental Petroleum Corp. 2.90%, 08/15/2024			1,500	824,625
3.50%, 08/15/2029			764	360,837
7.50%, 05/01/2031			20	10,420
Transocean Poseidon Ltd. 6.875%, 02/01/2027(a)			491	393,330

				1,589,212

20	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)			U.S. $ Value
Technology–0.1%
CommScope, Inc. 5.50%, 03/01/2024(a)		U.S.$	385	$389,081
6.00%, 03/01/2026(a)			500	500,220

				889,301

				5,163,591

Total Corporates—Non-Investment Grade (cost $14,999,584)				12,775,524

LOCAL GOVERNMENTS—US MUNICIPAL BONDS–0.7%
United States–0.7%
State of California Series 2010 7.625%, 03/01/2040			2,040	3,291,132
State of Florida Series 2019A 5.00%, 06/01/2020			2,641	2,657,823

Total Local Governments—US Municipal Bonds (cost $4,790,057)				5,948,955

QUASI-SOVEREIGNS–0.4%

Quasi-Sovereign Bonds–0.4%
Chile–0.1%
Corp. Nacional del Cobre de Chile 3.15%, 01/14/2030(a)			905	842,903

Indonesia–0.2%
Pertamina Persero PT 6.45%, 05/30/2044(a)			850	927,562
Perusahaan Listrik Negara PT 5.45%, 05/21/2028(a)			447	465,858
6.15%, 05/21/2048(a)			200	215,500

				1,608,920

Mexico–0.1%
Petroleos Mexicanos 6.75%, 09/21/2047			996	644,014
6.84%, 01/23/2030(a)			356	257,573

				901,587

Total Quasi-Sovereigns (cost $3,757,530)				3,353,410

COLLATERALIZED LOAN OBLIGATIONS–0.3%
CLO—Floating Rate–0.3%
Dryden CLO Ltd. Series 2020-78A, Class C 3.632% (LIBOR 3 Month + 1.95%), 04/17/2033(a)(e)			1,260	803,880
Series 2020-78A, Class D 4.682% (LIBOR 3 Month + 3.00%), 04/17/2033(a)(e)			400	222,800
Elevation CLO Ltd. Series 2020-11A, Class C 3.887% (LIBOR 3 Month + 2.20%), 04/15/2033(a)(e)	U.S.$		1,080	$744,981
Kayne CLO Ltd. Series 2020-7A, Class C 3.282% (LIBOR 3 Month + 2.00%), 04/17/2033(a)(e)			570	262,200
Voya CLO Ltd. Series 2019-1A, Class DR 4.591% (LIBOR 3 Month + 2.85%), 04/15/2031(a)(e)			480	350,363

Total Collateralized Loan Obligations (cost $3,790,000)				2,384,224

EMERGING MARKETS—CORPORATE BONDS–0.3%

Industrial–0.3%
Capital Goods–0.0%
Odebrecht Finance Ltd. 5.25%, 06/27/2029(a)(h)(i)			656	28,495

Communications—Media–0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)			645	557,925

Consumer Non-Cyclical–0.1%
BRF GmbH 4.35%, 09/29/2026(a)			527	447,374
BRF SA 3.95%, 05/22/2023(a)			370	334,156

				781,530

Transportation—Services–0.1%
Rumo Luxembourg SARL 5.875%, 01/18/2025(a)			672	630,000

				1,997,950

Utility–0.0%
Electric–0.0%
Terraform Global Operating LLC 6.125%, 03/01/2026(f)			286	281,004

Total Emerging Markets—Corporate Bonds (cost $3,135,794)				2,278,954

GOVERNMENTS—SOVEREIGN BONDS–0.1%
Israel–0.1%
Israel Government International Bond 3.875%, 07/03/2050 (cost $928,000)			928	928,000

2020 Semi-Annual Report	21

Schedule of Investments (continued)

	Shares		U.S. $ Value

COMMON STOCKS–0.1%

Financials–0.1%
Insurance–0.1%
Mt Logan Re Ltd. (Preference Shares)(h)(j)(k) (cost $521,000)		521	$508,711

	Principal Amount (000)

EMERGING MARKETS—SOVEREIGNS–0.1%
Egypt–0.1%
Egypt Government International Bond 6.125%, 01/31/2022(a) (cost $405,000)	U.S.$	405	388,420

SHORT-TERM INVESTMENTS–2.4%

Governments—Treasuries–1.1%
Japan–1.1%
Japan Treasury Discount Bill Series 887 Zero Coupon, 05/11/2020 (cost $8,971,581)	JPY	997,950	9,283,603

Investment Companies–0.7%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.53%(l)(m)(n) (cost $5,660,110)		5,660,110	$5,660,110

	Principal Amount (000)

Short-Term Municipal Notes–0.6%
Massachusetts–0.3%
Commonwealth of Massachusetts Series 2019A 4.00%, 04/23/2020	U.S.$	2,725	2,729,414

Texas–0.3%
State of Texas 4.00%, 08/27/2020		2,710	2,740,569

Total Short-Term Municipal Notes (cost $5,459,045)			5,469,983

Total Short-Term Investments (cost $20,090,736)			20,413,696

Total Investments—101.6% (cost $851,960,635)			865,004,044

Other assets less liabilities—(1.6)%			(13,512,266)

Net Assets—100.0%			$851,491,778

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

10 Yr Mini Japan Government Bond Futures	1	June 2020	$141,967	$(1,760)

U.S. 10 Yr Ultra Futures	6	June 2020	936,187	60,273

U.S. T-Note 2 Yr (CBT) Futures	236	June 2020	52,010,344	360,598

U.S. T-Note 5 Yr (CBT) Futures	367	June 2020	46,006,891	238,683

U.S. T-Note 10 Yr (CBT) Futures	64	June 2020	8,876,000	287,676

U.S. Ultra Bond (CBT) Futures	57	June 2020	12,646,875	718,431

Sold Contracts

10 Yr Japan Bond (OSE) Futures	5	June 2020	7,094,629	96,472

				$1,760,373

22	Sanford C. Bernstein Fund II, Inc.

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	CAD	1,348	USD	939	05/22/2020	$(19,330)

Citibank, NA	USD	586	JPY	64,554	04/09/2020	14,552

Goldman Sachs Bank USA	MYR	9,719	USD	2,367	08/13/2020	117,958

HSBC Bank USA	USD	1,141	ZAR	16,549	04/08/2020	(216,763)

HSBC Bank USA	JPY	73,392	USD	701	04/09/2020	18,403

JPMorgan Chase Bank, NA	JPY	3,175,298	USD	29,206	04/09/2020	(330,388)

Standard Chartered Bank	USD	14,398	JPY	1,521,026	04/09/2020	(248,889)

State Street Bank & Trust Co.	USD	125	EUR	113	04/08/2020	246

State Street Bank & Trust Co.	USD	388	ZAR	5,681	04/08/2020	(71,033)

State Street Bank & Trust Co.	ZAR	17,483	USD	1,196	04/08/2020	219,401

UBS AG	EUR	11,059	USD	12,370	04/08/2020	170,608

						$(345,235)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAIG Series 34, 5 Year Index, 06/20/2025*	1.00%	Quarterly	1.09%	USD	26,690	$ (106,540)	$ (59,060)	$ (47,480)

* Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
CAD	70,000	08/27/2021	3 Month CDOR	1.623%	Semi-Annual/ Semi-Annual	$574,820	$334	$574,486
SEK	307,100	08/30/2024	3 Month STIBOR	(0.165)%	Quarterly/Annual	(497,159)	—	(497,159)
CAD	12,470	01/14/2025	3 Month CDOR	1.950%	Semi-Annual/ Semi-Annual	415,987	26	415,961
JPY	2,858,880	12/13/2029	6 Month LIBOR	0.080%	Semi-Annual/ Semi-Annual	207,145	—	207,145
USD	4,950	12/13/2029	1.764%	3 Month LIBOR	Semi-Annual/Quarterly	(522,241)	—	(522,241)
CAD	2,660	01/14/2050	2.210%	3 Month CDOR	Semi-Annual/ Semi-Annual	(348,931)	9	(348,940)
USD	8,130	03/26/2050	0.799%	3 Month LIBOR	Semi-Annual/Quarterly	226,620	—	226,620

						$56,241	$369	$55,872

2020 Semi-Annual Report	23

Schedule of Investments (continued)

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020		Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)%	Monthly	8.90%	USD	804	$204,618	$63,790	$140,828
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	1,608	409,236	120,122	289,114
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	1,608	409,236	116,031	293,205
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	1,980	503,910	138,052	365,858
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	400	101,800	27,136	74,664
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	400	101,800	27,136	74,664
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	380	96,710	26,357	70,353

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	1,650	(642,886)	(235,014)	(407,872)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	345	(76,148)	(45,469)	(30,679)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	325	(71,733)	(43,850)	(27,883)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	385	(84,976)	(57,017)	(27,959)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	567	(125,194)	(64,505)	(60,689)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,134	(250,387)	(126,160)	(124,227)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,134	(250,387)	(123,683)	(126,704)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,298	(286,598)	(138,260)	(148,338)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,215	(268,272)	(130,079)	(138,193)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	450	(99,360)	(48,116)	(51,244)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	196	(43,260)	(19,810)	(23,450)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	5,000	(1,103,583)	(393,510)	(710,073)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	340	(75,072)	(42,868)	(32,204)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	297	(65,553)	(45,309)	(20,244)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	58	(12,802)	(9,284)	(3,518)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	804	(177,523)	(91,467)	(86,056)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,608	(355,046)	(178,894)	(176,152)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	396	(87,436)	(49,928)	(37,508)

24	Sanford C. Bernstein Fund II, Inc.

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020		Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	554	$(122,323)	$(69,849)	$(52,474)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	390	(86,112)	(50,791)	(35,321)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	913	(201,666)	(109,407)	(92,259)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	274	(60,522)	(32,834)	(27,688)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	81	(17,885)	(10,366)	(7,519)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	4,000	(882,866)	(492,996)	(389,870)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	417	(92,039)	(61,476)	(30,563)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	5	(1,104)	(621)	(483)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	914	(201,735)	(58,757)	(142,978)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	240	(52,972)	(16,490)	(36,482)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	388	(85,638)	(22,963)	(62,675)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,127	(248,748)	(90,820)	(157,928)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	251	(55,400)	(20,227)	(35,173)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	324	(71,512)	(26,665)	(44,847)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	629	(138,831)	(59,637)	(79,194)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,200	(264,960)	(120,134)	(144,826)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	165	(36,432)	(20,343)	(16,089)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	2.00	Monthly	6.85	USD	1,460	(153,316)	(28,381)	(124,935)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	45	(9,932)	(5,242)	(4,690)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	278	(61,359)	(34,811)	(26,548)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	610	(134,637)	(69,337)	(65,300)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	610	(134,637)	(69,310)	(65,327)
CDX-CMBX.NA.BBB-
Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	457	(100,868)	(48,925)	(51,943)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	896	(197,762)	(73,237)	(124,525)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	446	(98,439)	(60,318)	(38,121)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	984	(217,185)	(112,591)	(104,594)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	306	(67,539)	(32,397)	(35,142)

2020 Semi-Annual Report	25

Schedule of Investments (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020		Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	28	$(6,180)	$(4,226)	$(1,954)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	325	(71,733)	(49,646)	(22,087)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	322	(71,070)	(52,299)	(18,771)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	448	(98,881)	(73,811)	(25,070)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	950	(209,681)	(72,171)	(137,510)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	268	(59,152)	(23,013)	(36,139)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	22	(4,856)	(1,959)	(2,897)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	45	(9,933)	(4,082)	(5,851)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	45	(9,932)	(4,417)	(5,515)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	89	(19,644)	(9,548)	(10,096)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	31	(6,845)	(3,951)	(2,894)
JPMorgan Securties, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	239	(52,752)	(23,108)	(29,644)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	56	(12,360)	(5,429)	(6,931)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	59	(13,022)	(5,721)	(7,301)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	138	(30,459)	(17,500)	(12,959)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	975	(215,199)	(118,822)	(96,377)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	338	(74,602)	(41,555)	(33,047)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	369	(81,445)	(25,858)	(55,587)
CDX-CMBX.NA.BBB- Series 6, 5/11/2063*	3.00	Monthly	13.94	USD	1,200	(264,860)	(158,846)	(106,014)

						$(7,357,931)	$(3,819,486)	$(3,538,445)

*	Termination date
**	Principal amount less than 500.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020, the aggregate market value of these securities amounted to $138,198,259 or 16.2% of net assets.
(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.
(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2020.
(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.17% of net assets as of March 31, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

26	Sanford C. Bernstein Fund II, Inc.

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.705%, 11/15/2033	12/17/2014	$ 2,435,000	$2,336,103	0.27%
BHMS Series 2018-ATLS, Class A 1.955%, 07/15/2035	07/18/2013	1,199,540	1,003,517	0.12%
JP Morgan Chase Commercial Mortgage Securities Trust Series 2020-NNN, Class EFL 2.555%, 01/16/2037	02/11/2020	223,000	204,451	0.02%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 5.197%, 11/25/2024	11/16/2015	146,976	151,928	0.02%
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19, Class D 3.25%, 12/15/2047	1/30/2019	531,745	463,272	0.05%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.655%, 11/15/2026	11/16/2015	389,829	354,776	0.04%
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 2.205%, 07/15/2036	12/09/2019	666,204	623,453	0.07%
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 3.613%, 03/27/2024	03/21/2019	471,402	452,959	0.05%
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 4.363%, 05/27/2023	10/16/2017	1,008,519	941,120	0.11%
PMT Credit Risk Transfer Trust Series 2019-3R, Class A 3.659%, 10/27/2022	10/11/2019	345,553	331,112	0.04%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 3.995%, 02/27/2023	06/07/2019	1,301,197	975,329	0.11%
SBA Tower Trust Series 2015-1A,Class C 3.156%, 10/08/2020	10/16/2015	1,339,484	1,341,407	0.16%
Terraform Global Operating LLC 6.125%, 03/01/2026	2/08/2018	286,000	281,004	0.03%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 6.877%, 11/25/2025	9/28/2015	540,330	483,285	0.06%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 7.127%, 11/25/2025	9/28/2015	166,189	149,865	0.02%

(g)	Inverse interest only security.
(h)	Non-income producing security.
(i)	Defaulted.
(j)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(k)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd.(Preference Shares)	12/30/2014	$ 521,000	$508,711	0.06%

2020 Semi-Annual Report	27

Schedule of Investments (continued)

(l)	Affiliated investments.
(m)	To obtain a copy of the fund's shareholder report, please go to the Securities and Exchange Commission's website at www.sec.gov, or call AB at (800) 227-4618.
(n)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD—Canadian Dollar

EUR—Euro

JPY—Japanese Yen

MYR—Malaysian Ringgit

SEK—Swedish Krona

USD—United States Dollar

ZAR—South African Rand

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CDOR—Canadian Dealer Offered Rate

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

CPI—Consumer Price Index

FHLMC—Federal Home Loan Mortgage Corporation

FNMA—Federal National Mortgage Association

LIBOR—London Interbank Offered Rates

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

STIBOR—Stockholm Interbank Offered Rate

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

28	Sanford C. Bernstein Fund II, Inc.

Statement of Assets and Liabilities—March 31, 2020 (Unaudited)

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

ASSETS

Investments in securities, at value

Unaffiliated issuers (cost $846,300,525)	$859,343,934

Affiliated issuers (cost $5,660,110)	5,660,110

Foreign currencies, at value (cost $94,852)	90,609

Cash	49,239

Cash collateral due from broker	3,748,508

Receivables:

Unaffiliated interest and dividends	4,408,450

Affiliated dividends	8,876

Investment securities sold	155,367

Capital shares sold	594,405

Variation margin on centrally cleared swaps	295,333

Market value on credit default swaps (net premiums paid and $518,624)	1,827,310

Unrealized appreciation of forward currency exchange contracts	541,168

Total assets	876,723,309

LIABILITIES

Payables:

Dividends to shareholders	438,925

Investment securities purchased and foreign currency transactions	13,453,834

Capital shares redeemed	382,405

Variation margin on futures	345,649

Advisory fee	280,280

Administrative fee	14,218

Transfer Agent fee	3,032

Directors’ fees payable	24

Accrued expenses and other liabilities	241,520

Market value on credit default swaps (net premiums received and $4,338,110)	9,185,241

Unrealized depreciation of forward currency exchange contracts	886,403

Total liabilities	25,231,531

NET ASSETS	$851,491,778

SHARES OF CAPITAL STOCK OUTSTANDING	55,957,838

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$15.22

NET ASSETS CONSIST OF:

Capital stock, at par*	$55,958

Additional paid-in capital	836,210,335

Distributable earnings	15,225,485

$851,491,778

* The Sanford C. Bernstein Fund II, Inc., has authorized 18 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements.

2020 Semi-Annual Report	29

Statement of Operations—for the six months ended March 31, 2020 (Unaudited)

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$13,702,245

Dividends—Affiliated issuers	67,225

Total income	13,769,470

Expenses:

Advisory fee (see Note 2A)	2,033,449

Custodian fee	106,423

Transfer Agent fee	9,157

Auditing and tax fees	53,568

Administrative	39,811

Legal fees	20,600

Registration fees	18,542

Printing fees	13,505

Directors’ fees and expenses	12,426

Miscellaneous	20,078

Total expenses	2,327,559

Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2C)	(297,299)

Net expenses	2,030,260

Net investment income	11,739,210

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions (a)	5,623,731

Forward currency exchange contracts	(430,194)

Futures	1,290,999

Swaps	(427,581)

Foreign currency transactions	508,763

Net realized gain on investment and foreign currency transactions	6,565,718

Net change in unrealized appreciation/depreciation of:

Investments (b)	(17,095,679)

Forward currency exchange contracts	(220,403)

Futures	2,146,285

Swaps	(3,365,084)

Foreign currency denominated assets and liabilities and other assets	(12,126)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(18,547,007)

Net realized and unrealized loss on investment and foreign currency transactions	(11,981,289)

Net decrease in net assets resulting from operations	$(242,079)

(a) Net of foreign capital gains taxes of $9,066.

(b) Net of decrease in accrued foreign capital gains taxes of $35,707.

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund II, Inc.

Statement of Changes in Net Assets

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$11,739,210	$24,351,941

Net realized gain on investment and foreign currency transactions	6,565,718	12,403,027

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets and liabilities	(18,547,007)	40,482,726

Contributions from affiliates (see Note 2A)	0	4,192

Net increase (decrease) in net assets resulting from operations	(242,079)	77,241,886

Distributions to shareholders	(14,994,322)	(26,097,315)

Capital-share transactions:

Net proceeds from sales of shares	77,233,656	192,650,508

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	13,763,978	23,252,401

Total proceeds from shares sold	90,997,634	215,902,909

Cost of shares redeemed	(110,842,986)	(114,648,461)

Net increase (decrease) in net assets from capital-share transactions	(19,845,352)	101,254,448

Net increase (decrease) in net assets	(35,081,753)	152,399,019

NET ASSETS:

Beginning of period	886,573,531	734,174,512

End of period	$851,491,778	$886,573,531

See Notes to Financial Statements.

2020 Semi-Annual Report	31

Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for the Portfolio for each of the periods presented:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15

Net asset value, beginning of period	$15.46	$14.55	$15.08	$15.57	$15.29	$15.77

Income from investment operations

Investment income, net (a)(b)	0.20	0.44	0.36	0.38	0.43	0.40

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.18)	0.95	(0.51)	(0.27)	0.52	0.00	(c)

Contributions from affiliates	0	0.00 (c)	0.00 (c)	0.00 (c)	0	0

Total from investment operations	0.02	1.39	(0.15)	0.11	0.95	0.40

Less: Dividends and Distributions

Dividends from net investment income	(0.23)	(0.48)	(0.38)	(0.41)	(0.52)	(0.47)

Dividends from net realized gain on investment transactions	(0.03)	0	0	(0.19)	(0.15)	(0.41)

Total dividends and distributions	(0.26)	(0.48)	(0.38)	(0.60)	(0.67)	(0.88)

Net asset value, end of period	$15.22	$15.46	$14.55	$15.08	$15.57	$15.29

Total return (d)	0.11%	9.70%	(0.98)%	0.78%	6.42%	2.60%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$851,492	$886,574	$734,175	$689,279	$634,431	$614,965

Average net assets (000 omitted)	$903,755	$816,533	$702,953	$622,162	$617,969	$632,506

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.45% (e)	0.45%	0.45%	0.45%	0.45%	0.45%	(f)

Expenses, before waivers/reimbursements	0.52% (e)	0.52%	0.55%	0.59%	0.59%	0.58%	(f)

Net investment income (b)	2.60% (e)	2.98%	2.47%	2.50%	2.79%	2.61%	(f)

Portfolio turnover rate (g)	39%	70%	189%	229%	146%	266%

(a)	Based on average shares outstanding.
(b)	Net of expenses waived by the Adviser.
(c)	Amount is less than $.005.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(e)	Annualized.
(f)	The ratio includes expenses attributable to costs of proxy solicitation.
(g)	The Portfolio accounts for dollar roll transactions as purchases and sales.

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund II, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund II, Inc. (the “Fund”) is a managed open-end registered investment company incorporated in Maryland on February 7, 2002. The Fund, currently comprises one portfolio, the Intermediate Duration Institutional Portfolio (the “Portfolio”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2020 Semi-Annual Report	33

Notes to Financial Statements (continued)

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

34	Sanford C. Bernstein Fund II, Inc.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of March 31, 2020:

INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Corporates—Investment Grade	$—	$226,126,438	$—	$226,126,438

Governments—Treasuries	—	225,863,548	—	225,863,548

Mortgage Pass-Throughs	—	124,517,904	—	124,517,904

Commercial Mortgage-Backed Securities	—	73,538,890	—	73,538,890

Inflation-Linked Securities	—	64,201,277	—	64,201,277

Collateralized Mortgage Obligations	—	45,976,782	—	45,976,782

Asset-Backed Securities	—	33,555,357	—	33,555,357

Agencies	—	22,243,954	—	22,243,954

Corporates—Non-Investment Grade	—	12,775,524	—	12,775,524

Local Governments—US Municipal Bonds	—	5,948,955	—	5,948,955

Quasi-Sovereigns	—	3,353,410	—	3,353,410

Collateralized Loan Obligations	—	2,384,224	—	2,384,224

Emerging Markets—Corporate Bonds	—	2,278,954	—	2,278,954

Governments—Sovereign Bonds	—	928,000	—	928,000

Common Stocks	—	—	508,711	508,711

Emerging Markets—Sovereigns	—	388,420	—	388,420

Short-Term Investments:

Governments—Treasuries	—	9,283,603	—	9,283,603

Investment Companies	5,660,110	—	—	5,660,110

Short-Term Municipal Notes	—	5,469,983	—	5,469,983

Total Investments in Securities	5,660,110	858,835,223	508,711	865,004,044

Other Financial Instruments (a):

Assets:

Futures	1,762,133	—	—	1,762,133	(b)

Forward Currency Exchange Contracts	—	541,168	—	541,168

Centrally Cleared Interest Rate Swaps	—	1,424,572	—	1,424,572	(b)

Credit Default Swaps	—	1,827,310	—	1,827,310

Liabilities:

Futures	(1,760)	—	—	(1,760	)(b)

Forward Currency Exchange Contracts	—	(886,403)	—	(886,403)

Centrally Cleared Credit Default Swaps	—	(106,540)	—	(106,540	)(b)

Centrally Cleared Interest Rate Swaps	—	(1,368,331)	—	(1,368,331	)(b)

Credit Default Swaps	—	(9,185,241)	—	(9,185,241)

Total	$7,420,483	$851,081,758	$508,711	$859,010,952	(c)

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

2020 Semi-Annual Report	35

Notes to Financial Statements (continued)

(c)

Amounts of $12,844,966 and $310,151 for Asset-Backed Securities and Collateralized Loan Obligations, respectively, were transferred out of Level 3 into Level 2 as improved transparency of price inputs received from pricing vendors has increased the observability during the reporting period.

C.	Foreign Currency Translation

The accounting records of the Portfolio are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolio does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

36	Sanford C. Bernstein Fund II, Inc.

G.	Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly.

Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Advisory Fee

Under the advisory agreement between the Fund and Adviser, the Portfolio pays the Adviser an advisory fee at an annual rate of 0.45% of the first $2.5 billion, 0.40% of the next $2.5 billion, 0.35% of the next $3 billion and 0.30% in excess of $8 billion of the average daily net assets of the Portfolio. Pursuant to an Expense Limitation Agreement, during the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. This waiver extends through January 29, 2021 and may be extended by the Adviser for additional one-year terms. For the six months ended March 31, 2020, the aggregate amount of such fee waiver was $292,983.

During the year ended September 30, 2019, the Adviser reimbursed the Portfolio $4,192 for trading losses incurred due to trade entry errors.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.) (“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 64.9% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

B.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of the Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

2020 Semi-Annual Report	37

Notes to Financial Statements (continued)

C.	Investments and other transactions with Affiliated Issuers

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended March 31, 2020, such waiver amounted to $4,316.

A summary of the Portfolio’s transactions in AB mutual funds for the six months ended March 31, 2020 is as follows:

PORTFOLIO	MARKET VALUE 9/30/19 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 3/31/20 (000)	DIVIDEND INCOME (000)
Government Money Market Portfolio	$7,529	$253,142	$255,011	$5,660	$67

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2020, the Portfolio had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	PURCHASES	SALES
Investment securities (excluding U.S. government securities)	$105,355,578	$61,094,699

U.S. government securities	236,630,248	290,971,751

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$44,530,273
Gross unrealized depreciation	(33,601,779)
Net unrealized appreciation	$10,928,494

B.	Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are

38	Sanford C. Bernstein Fund II, Inc.

known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2020, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended March 31, 2020, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

2020 Semi-Annual Report	39

Notes to Financial Statements (continued)

Certain standardized swaps, including certain interest rate swaps and credit default swaps are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2020, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the

40	Sanford C. Bernstein Fund II, Inc.

periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended March 31, 2020, the Portfolio held credit default swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended March 31, 2020, the Portfolio had entered into the following derivatives:

	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$1,762,133	*	Receivable/Payable for variation margin on futures	$1,760	*

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	47,480	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	1,424,212	*	Receivable/Payable for variation margin on centrally cleared swaps	1,368,340	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	541,168		Unrealized depreciation on forward currency exchange contracts	886,403

Credit contracts	Market value on credit default swaps	1,827,310		Market value on credit default swaps	9,185,241

Total		$5,554,823			$11,489,224

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

2020 Semi-Annual Report	41

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,290,999	$2,146,285

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(430,194)	(220,403)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	5,429	511,078

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(433,010)	(3,876,162)

Total		$433,224	$(1,439,202)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended March 31, 2020:

Futures:

Average notional amount of buy contracts	$61,673,843

Average notional amount of sale contracts	$15,372,547

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$12,819,932

Average principal amount of sale contracts	$54,378,131

Centrally Cleared Interest Rate Swaps:

Average notional amount	$108,187,093

Credit Default Swaps:

Average notional amount of buy contracts	$12,421,857

Average notional amount of sale contracts	$40,166,000

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$10,360,000	(a)

Average notional amount of sale contracts	$28,510,000	(b)

(a)	Positions were open for four months during the period.

(b)	Positions were open for two months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements

42	Sanford C. Bernstein Fund II, Inc.

(“MA”) and net of the related collateral received/pledged by the Portfolio as of March 31, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Citibank, NA	$14,552	$0	$0	$0	$14,552

Citigroup Global Markets, Inc.	1,827,310	(1,827,310)	0	0	0

Goldman Sachs International / Goldman Sachs Bank USA	117,958	(117,958)	0	0	0

HSBC Bank USA	18,403	(18,403)	0	0	0

State Street Bank & Trust Co.	219,647	(71,033)	0	0	148,614

UBS AG	170,608	0	0	0	170,608

Total	$2,368,478	$(2,034,704)	$0	$0	$333,774	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$19,330	$0	$0	$0	$19,330

Citigroup Global Markets, Inc.	5,447,590	(1,827,310)	0	(3,620,280)	0

Credit Suisse International	1,249,371	0	0	(1,249,371)	0

Deutsche Bank AG	792,511	0	0	(792,511)	0

Goldman Sachs International / Goldman Sachs Bank USA	951,070	(117,958)	0	(833,112)	0

HSBC Bank USA	216,763	(18,403)	0	0	198,360

JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	728,782	0	0	(584,034)	144,748

Morgan Stanley Capital Services LLC	346,305	0	0	(296,416)	49,889

Standard Chartered Bank	248,889	0	0	0	248,889

State Street Bank & Trust Co.	71,033	(71,033)	0	0	0

Total	$10,071,644	$(2,034,704)	$0	$(7,375,724)	$661,216	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

2020 Semi-Annual Report	43

Notes to Financial Statements (continued)

D.	TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended March 31, 2020, the Portfolio earned drop income of $41,898 which is included in interest income in the accompanying statement of operations.

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2019 and September 30, 2018 were as follows:

	2019	2018
Distributions paid from:

Ordinary income	$26,097,315	$18,192,655

Net long-term capital gains	0	0

Total distributions paid	$26,097,315	$18,192,655

As of September 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$859,242

Undistributed capital gains	1,319,244	(a)

Other losses	(677,453	)(b)

Unrealized appreciation/(depreciation)	29,697,116	(c)

Total accumulated earnings/(deficit)	$31,198,149	(d)

(a)	During the fiscal year, the Fund utilized $13,184,956 of capital loss carry forwards to offset current year net realized gains.

(b)	As of September 30, 2019, the cumulative deferred loss on straddles was $677,453.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(d)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2019, the Portfolio did not have any capital loss carryforwards.

44	Sanford C. Bernstein Fund II, Inc.

NOTE 5.	Risks Involved in Investing in the Portfolio

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolio’s existing investments tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a portfolio that invests largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging Markets Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. These risks are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may

2020 Semi-Annual Report	45

Notes to Financial Statements (continued)

produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives, and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolio.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down.

Redemption Risk—The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s

46	Sanford C. Bernstein Fund II, Inc.

investments in foreign securities and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

Market Risk—The Portfolio is subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Further governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

The United Kingdom (the “U.K.”) voted to withdraw from the European Union (the “EU”) in 2016. A draft withdrawal agreement containing transitional arrangements and a Political Declaration setting out the agreed negotiating parameters for a future trading relationship were published in October 2019. The outcome of negotiations in respect of the future trading relationship remains uncertain. The U.K. left the EU on January 31, 2020 subject to a transition period ending December 31, 2020. The European Union (Withdrawal Agreement) Act 2020, which sets out the arrangements for the U.K.’s withdrawal from the EU, became law in the U.K. on January 23, 2020. The uncertainty surrounding the effect of the U.K. ceasing to be a member of the EU, including the uncertainty in relation to the legal and regulatory framework that will apply to the U.K. and its relationship with the remaining members of the EU (including, in relation to trade) after the end of the transitional period has caused and is likely to continue to cause increased economic volatility and market uncertainty globally.

The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Portfolios’ investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolios’ portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

2020 Semi-Annual Report	47

Notes to Financial Statements (continued)

LIBOR Risk—The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

Share transactions for the six months ended March 31, 2020 and the year ended September 30, 2019, were as follows:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SHARES		AMOUNT
	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19

Shares sold	5,006,649	12,966,847	$77,233,656	$192,650,508

Shares issued to shareholders on reinvestment of dividends and distributions	899,203	1,558,568	13,763,978	23,252,401

Shares redeemed	(7,310,667)	(7,637,511)	(110,842,986)	(114,648,461)

Net increase (decrease)	(1,404,815)	6,887,904	$(19,845,352)	$101,254,448

NOTE 7.	Line of Credit

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the

48	Sanford C. Bernstein Fund II, Inc.

participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended March 31, 2020.

NOTE 8.	Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Portfolio has adopted ASU 2017-08, which did not have a material impact on the Portfolio’s financial position or the results of its operations, and had no impact on the Portfolio’s net assets.

NOTE 9.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

2020 Semi-Annual Report	49

Sanford C. Bernstein Fund II, Inc.

BOARD OF DIRECTORS

Marshall C. Turner, Jr.*

Chairman

Jorge A. Bermudez*

Director

Michael J. Downey*

Director

Nancy P. Jacklin*

Director

Robert M. Keith

President and Chief Executive Officer

Jeanette Loeb*

Director

Carol C. McMullen*

Director

Garry L. Moody*

Director

Earl D. Weiner*

Director

OFFICERS

Michael Canter**

Vice President

Shawn E. Keegan**

Vice President

Douglas J. Peebles**,^^

Vice President

Janaki Rao**

Vice President

Dimitri Silva**

Vice President

Emilie D. Wrapp

Secretary

Michael B. Reyes

Senior Analyst

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Stephen M. Woetzel

Controller

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

5 Times Square

New York, New York 10036

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, Massachusetts 02210

TRANSFER AGENT

DST Asset Manager Solutions

2000 Crown Colony Drive

Quincy, Massachusetts 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

** The day-to-day management of, and investment decisions for, Sanford C. Bernstein Fund II, Inc.’s portfolio are made by the Adviser’s U.S. Investment Grade: Core Fixed-Income Team. Messrs. Canter, Keegan, Peebles, Rao and Silva are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

^^ Mr. Peebles is expected to retire from the Adviser effective December 30, 2020.

50	Sanford C. Bernstein Fund II, Inc.

Operation and Effectiveness of the Portfolios’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Portfolios’ Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios’ will be unable to meet their redemption obligations in a timely manner. Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of Sanford C. Bernstein II, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of Bernstein Intermediate Duration Institutional Portfolio (the “Fund”) at a meeting held on November 4-6, 2019 (the “Meeting”).*

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived

* Following transactions completed on November 13, 2019 that may have been deemed to have been an “assignment” causing termination of the Fund’s investment advisory agreement, a new investment advisory agreement, having the same terms as the prior one, was entered into by the Fund and the Adviser.

52	Sanford C. Bernstein Fund II, Inc.

at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests. The directors noted that shares of the Fund are distributed exclusively through a subsidiary of the Adviser, and that such subsidiary receives fees from its clients in connection with its services. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio

2020 Semi-Annual Report	53

management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the Fund’s fee rate on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

54	Sanford C. Bernstein Fund II, Inc.

Distributor

SANFORD C. BERNSTEIN FUND II, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII-2038-0320

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT	COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND
AFFILIATED	PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT
INVESTMENT	COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund II, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 27, 2020

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 27, 2020